Exhibit 99.1

SOLITARIO RESOURCES CORPORATION

CONSULTING AGREEMENT

          This Consulting Agreement (the "Agreement"), is made and effective as of the 1st day of September, 2006 (the "Effective Date), by and between Solitario Resources Corporation, a Colorado corporation (the "Company"), and Mark E. Jones, III (the "Consultant").

          WHEREAS, the Consultant presently serves, and is anticipated to continue to serve, as a director and Vice Chairman of the Board of the Company (an unpaid, non-employee position), and

          WHEREAS, the Consultant has been employed and paid as Vice Chairman of Crown Resources Corporation ("Crown") until the date hereof and in such capacity has rendered certain services to the Company pursuant to a management services agreement by and between Crown and the Company (the "Management Agreement"); and

          WHEREAS, the Management Agreement has been terminated as of the date hereof; and

          WHEREAS, the Company desires that the Consultant continue to render certain services to the Company, for which the Consultant will no longer compensated by Crown, in addition to his duties as a director and Vice Chairman of the Company; and

          NOW, THEREFORE, in consideration of the premises and the mutual covenants, terms and conditions as hereinafter set forth, the Company and the Consultant, intending to be legally bound, hereto agree as follows:

          1.     Engagement as Consultant. The Company hereby engages Consultant, and Consultant herby agrees to be retained as a consultant by the Company for a term of two (2) years beginning on the Effective Date.

          2.     Consulting Services. Consultant agrees that commencing on the Effective Date and for a period of two (2) years after the Effective Date hereof:

                    A.     Consultant shall devote his best efforts to his position as an independent consultant and will provide consulting services to the Company, as may be requested from time to time upon reasonable notice by the Chief Executive Officer of the Company, Christopher E. Herald. The Consultant shall advise management of the Company on matters of strategic direction, planning, and identification of corporate opportunities based on prior knowledge and experience attained as the former Chairman of the Board of the Company. The Consultant will also assist the Company in investor relations activities. The Consultant shall also assist and advise in such other projects, presentations and tasks as may be assigned to him by, and at the discretion of, Mr. Herald.

                    B.     Consultant shall exercise a reasonable degree of skill and care in performing the services referred to in Section 2.A above.

          3.     Compensation.

                    A.     The Company shall pay compensation to Consultant for services under this Agreement in a one-time lump sum payment of One Hundred Sixty Thousand Dollars ($160,000). Payment will be due in full to Consultant within fifteen days of the Effective Date.

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                    B.     Consultant shall not be entitled to reimbursement for expenses incurred by Consultant in the performance of Consultant's duties hereunder, without prior written approval by Mr. Herald, the Chief Executive Officer of the Company and subject to Consultant submitting proper documentation and itemization.

          4.     Relationship Between the Parties. Consultant is retained by the Company only for the purpose and to the extent set forth in this Agreement, and Consultant's relationship to the Company during the term of this Agreement shall be that of an independent contractor. Consultant shall not have employee status with the Company or be covered by the Company in any Unemployment Insurance or Workmen's Compensation Act of any state. Additionally, Consultant shall not receive any fringe benefits from the Company nor be entitled to participate in any such fringe benefits or employee plans (except in his capacity as a member of the board of directors of the Company). Nothing herein contained shall be construed to regard the parties as being partners or joint venturers, or to constitute an arrangement herein provided for as a partnership or joint venture. The Consultant is not an agent or employee of the Company and is not authorized to act on behalf of the Company except in his capacity as a member of the Board of directors of the Company. Except as required by a final determination by the Internal Revenue Service or state taxing authority and upon due notice to the other party, the Consultant and the Company each agrees that it will treat the Consultant as an independent contractor for tax purposes and file all tax and information returns and pay all applicable taxes on that basis.

          5.     Notices. All notices, demands, elections, opinions or requests (however characterized or described) required or authorized by this Agreement shall be deemed sufficiently given if in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to, in the case of the Company:

                              Solitario Resources Corporation
                              4251 Kipling Street, Suite 390
                              Wheat Ridge, Colorado 80033
                              Telephone No. (303) 534-1030
                              Facsimile No. (303) 534-1809

and in the case of the Consultant:

                              Mark E. Jones, III
                              ______________________________
                              ______________________________

          6.     Assignment of Agreement. No party may assign or otherwise transfer this Agreement or any of its rights or obligations hereunder without the prior written consent to such assignment or transfer by the other party hereto. Any attempted assignment without written consent by the non-assigning party shall be void and without force or affect at the option of the latter. All provisions of this Agreement shall be binding upon the respective employees, delegates, successors, heirs and permitted assignees of the parties.

          7.     Further Instruments. The parties shall execute and deliver any and all other instruments and shall take any and all other actions as may be reasonably necessary to carry the intent of this Agreement into full force and effect.

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          8.     Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not effect adversely any other provisions of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible.

          9.     Waiver. All the rights and remedies of either party under this Agreement are cumulative and not exclusive of any other rights and remedies provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from a breach of this Agreement shall operate as a waiver of any subsequent right or remedy arising from a subsequent breach of this Agreement. The consent of any party where required hereunder to any act or occurrence shall not be deemed to be a consent to any other act or occurrence.

          10.     Governing Law/Arbitration. The laws of the State of Colorado (other than Colorado's Choice of Law and Conflict of Laws provisions) shall govern the construction and enforcement of this Agreement. Any disputes regarding this Agreement shall be resolved by binding arbitration proceedings conducted in Denver, Colorado in accordance with the Colorado Uniform Arbitration Act, C.R.S. sub section 13-22-201 et. seq.

          11.     Breach. The parties agree that in any action to enforce, or for the breach of, the terms of this agreement, the arbitrator shall award attorneys' fees and costs to the prevailing party.

          12.     General Provisions. Except as otherwise expressly stated herein, time is of the essence in performance by either party. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to this subject matter. This Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience in reference only and shall not limit or otherwise affect the meaning thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

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          CONSULTANT ACKNOWLEDGES THAT, BEFORE SIGNING THIS AGREEMENT, HE WAS GIVEN AN OPPORTUNITY TO READ IT, EVALUATE IT AND WAS ENCOURAGED BY THE COMPANY TO DISCUSS IT WITH HIS PERSONAL ADVISORS AND WITH REPRESENTATIVES OF THE COMPANY. CONSULTANT ACKNOWLEDGES THAT HE FULLY UNDERSTANDS ALL TERMS, CONDITIONS AND IMPLICATIONS OF THIS AGREEMENT. IN LIGHT OF THE FOREGOING ACKNOWLEDGEMENT, IT IS FURTHER UNDERSTOOD THAT TO THE EXTENT THAT THERE MAY BE ANY AMBIGUITIES IN ANY PROVISION HEREIN THAT MIGHT HAVE TWO OR MORE PLAUSABLE CONSTRUCTIONS; THE LANGUAGE OF THE AGREEMENT SHALL NOT BE CONSTRUED AGAINST EITHER PARTY HERETO.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                                            SOLITARIO RESOURCES CORPORATION

                                                            /s/Christopher E. Herald____________________
                                                            By: Christopher E. Herald, Chief Executive Officer

                                                            CONSULTANT

                                                            /s/ Mark E. Jones, III_____________________
                                                            Mark E. Jones, III

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